UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

SCOTTISH RE GROUP LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-16855	98-0362785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box HM 2939 Crown House, Third Floor, 4 Par-la-Ville Road Hamilton HM12 Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-4451

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2006, Scottish Re Group Limited (the “Company”) conducted a conference call regarding the results of operations for the quarter ended December 31, 2006.  A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.  The furnishing of the conference call transcript shall not be deemed to be an admission of the Company that any of the material contained in it is material information of a financial or statistical nature relating to the quarter just ended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1

Transcript of Earnings Release Conference Call held on February 21, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCOTTISH RE GROUP LIMITED
By:	/s/ Paul Goldean
Paul Goldean President and Chief Executive Officer

Dated:  February 21, 2007

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INDEX TO EXHIBITS

Number	Description
99.1	Transcript of Earnings Release Conference Call held on February 21, 2007.

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